UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2014

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut	06828-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 11, 2014, General Electric Company (the “Company”) closed the public offering of $750,000,000 aggregate principal amount of 3.375% Notes due 2024 (the “2024 Notes”) and $2,250,000,000 aggregate principal amount of 4.500% Notes due 2044 (the “2044 Notes” and, together with the 2024 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated March 6, 2014, by and among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

The Notes were issued pursuant to an indenture, dated as of October 9, 2012 (the “Base Indenture”), as supplemented by Company Orders and Officer’s Certificates of the Company, dated as of March 11, 2014 (the “Company Orders and Officer’s Certificates” and together with the Base Indenture, the “Indenture”) by and between the Company and The Bank of New York Mellon, as trustee.

The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-186882), including a base prospectus (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2013, as supplemented by a preliminary prospectus supplement, filed with the SEC on March 6, 2014, and a final prospectus supplement, filed with the SEC on March 10, 2014. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The foregoing description of the Notes, the Underwriting Agreement, the Indenture and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 6, 2014, by and among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, as representatives of the underwriters named therein

4.1	Senior Note Indenture, dated as of October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of General Electric’s Current Report on Form 8-K dated October 9, 2012 (Commission file number 001-00035))

4.2	Company Order and Officer’s Certificate of the Company, 3.375% Notes due 2024, dated March 11, 2014

4.3	Company Order and Officer’s Certificate of the Company, 4.500% Notes due 2044, dated March 11, 2014

4.4	Form of 3.375% Note due 2024

4.5	Form of 4.500% Note due 2044

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC COMPANY
(Registrant)

By:	/s/ Jan R. Hauser
Jan R. Hauser
Vice President, Controller and Chief Accounting Officer

Date: March 11, 2014